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Exhibit 99b.

J.P. Morgan & Co. Incorporated

CONSOLIDATED STATEMENT OF CONDITION (PRELIMINARY)
Morgan Guaranty Trust Company of New York
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
In millions, except share data                                                                      September 30       December 31
                                                                                                            2000              1999
                                                                                                   --------------------------------
ASSETS
Cash and due from banks                                                                                    $ 674          $  2,382
Interest-earning deposits with banks                                                                       4,964             2,266
Debt investment securities available-for-sale                                                              2,311             4,992
Trading account assets                                                                                    89,366            84,786
Securities purchased under agreements to resell and federal funds sold                                    24,313            19,094
Securities borrowed                                                                                       11,679             9,700
Loans, net of allowance for loan losses of $256 at September 2000 and $280 at December 1999               26,286            26,072
Accrued interest and accounts receivable                                                                   4,404             4,426
Premises and equipment, net of accumulated depreciation of $1,110 at September 2000
     and $1,113 at December 1999                                                                           1,785             1,810
Other assets                                                                                              12,482            12,138
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Total assets                                                                                             178,264           167,666
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LIABILITIES
Noninterest-bearing deposits:
   In offices in the U.S.                                                                                    992               907
   In offices outside the U.S.                                                                               791               501
Interest-bearing deposits:
   In offices in the U.S.                                                                                  3,519             4,256
   In offices outside the U.S.                                                                            36,716            42,052
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Total deposits                                                                                            42,018            47,716
Trading account liabilities                                                                               73,443            72,066
Securities sold under agreements to repurchase and federal funds purchased                                26,297            13,610
Other liabilities for borrowed money                                                                       9,128             5,482
Accounts payable and accrued expenses                                                                      6,673             6,310
Long-term debt not qualifying as risk-based capital                                                        5,335             6,224
Other liabilities, including allowance for credit losses of $134 at September 2000
    and $125 at December 1999                                                                              1,663             2,719
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                                                                                                         164,557           154,127
Long-term debt qualifying as risk-based capital                                                            2,882             2,944
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Total liabilities                                                                                        167,439           157,071

STOCKHOLDER'S EQUITY
Preferred stock, $100 par value (authorized shares: 2,500,000)                                                 -                 -
Common stock, $25 par value (authorized shares: 11,000,000; issued and
   outstanding: 10,599,027)                                                                                  265               265
Surplus                                                                                                    3,305             3,305
Undivided profits                                                                                          7,231             6,975
Accumulated other comprehensive income:
   Net unrealized gains on investment securities, net of taxes                                                36                67
   Foreign currency translation, net of taxes                                                                (12)              (17)
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Total stockholder's equity                                                                                10,825            10,595
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Total liabilities and stockholder's equity                                                               178,264           167,666
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

Member of the Federal Reserve System and the Federal Deposit Insurance Corporation.